Exhibit 10.2

SECOND AMENDMENT TO FOURTH AMENDED SEVERANCE COMPENSATION AGREEMENT

This Second Amendment to Fourth Amended Severance Compensation Agreement (“Amendment”) is effective as of March 1, 2019 (“Effective Date”), by and between Pershing Gold Corporation, a Nevada corporation (the “Company”), and Eric Alexander (the “Employee”), and amends that certain Fourth Amended Severance Compensation Agreement between the Company and Employee dated December 21, 2017, as previously amended on September 28, 2018 (the “Severance Agreement”). Capitalized terms used in this Amendment without definition have the meanings given in the Severance Agreement.

WHEREAS, the Severance Agreement expires on March 31, 2019.

WHEREAS, the parties desire to modify the Severance Agreement to extend the term of the Severance Agreement through June 1, 2019.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereby agree as follows:

1.	Amendment. The term set forth in Section 2 of the Severance Agreement is hereby extended to June 1, 2019.

2.	General. Except as otherwise modified herein, all other terms and provisions of the Severance Agreement shall remain in full force and effect. The performance and construction of this Amendment shall be governed by the internal laws of the State of Colorado. This Amendment may be executed in any number of counterparts, with each such counterpart constituting an original and all such counterparts constituting but one and the same instrument. Signatures may be exchanged by facsimile or by an email scanned .PDF signature page, with original signatures to follow. Each party agrees that it will be bound by its own facsimiled or .pdf-scanned signature and that it accepts the facsimiled or PDF-scanned signature of the other party.

1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

PERSHING GOLD CORPORATION

By:	/s/ Stephen D. Alfers

Its: Chief Executive Officer and President
Name: Stephen D. Alfers

/s/ Eric Alexander
Eric Alexander

2